UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2025

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	4450 Excelsior Boulevard, Suite 100 St. Louis Park, Minnesota (Address of principal executive offices)	55416 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	BWB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	BWBBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07           Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) was held on April 22, 2025. The record date for determination of shareholders entitled to vote at the Annual Meeting was February 24, 2025. There were 27,596,315 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 22,208,405 shares, or approximately 80.48 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The proposals listed below were voted on at the Annual Meeting.

Proposal 1: The election of seven (7) director nominees to serve until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Jerry Baack	19,178,594	474,160	2,555,651
Lisa Brezonik	18,609,940	1,042,814	2,555,651
James Johnson	18,789,572	863,182	2,555,651
Mohammed Lawal	19,047,271	605,483	2,555,651
Douglas Parish	19,436,178	216,576	2,555,651
Jeffrey Shellberg	19,240,929	411,825	2,555,651
David Volk	19,000,790	651,964	2,555,651

Proposal 2: The approval, on a non-binding advisory basis, of the 2024 executive compensation:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
18,289,465	1,249,822	113,467	2,555,651

Proposal 3: The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
22,187,630	20,131	644	-

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: April 25, 2025
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman and Chief Executive Officer

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